Segment Information (Details)	12 Months Ended
Mar. 31, 2026 Segment
Segment Information [Abstract]
Description of CODM	The Group’s CODM has been identified as the CEO, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Company. The Company has determined that it only has one operating segment.
Chief executive officer	chief executive officer
Number of operating segment	1